                                                                  Exhibit 99.4

                                     CONSENT

     I hereby consent to being named in the Registration Statement on Form S-11
(No. 333-114675) filed by NorthStar Realty Finance Corp. ("NorthStar Realty")
and any amendments thereto as a person who will become a director of NorthStar
Realty.

         Dated: June 16, 2004

                                             /s/ Frank V. Sica
                                       --------------------------------
                                                  (Signature)

                                                 Frank V. Sica
                                       --------------------------------
                                                     (Name)